UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2016

Industrial Property Trust Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-55376	61-1577639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 Seventeenth Street, 17th Floor

Denver, CO 80202

(Address of principal executive offices)

(303) 228-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

In conjunction with the closing of the sale and assignment by IPT BTC I LP LLC (the “IPT Limited Partner”) to bcIMC (USA) Realty Div A2 LLC (the “BCIMC USA Limited Partner”) of a portion of the IPT Limited Partner’s interest in Build-To-Core Industrial Partnership I LP (the “BTC Partnership”) as described in Item 8.01 of this Current Report on Form 8-K, IPT BTC I GP LLC, the general partner of the BTC Partnership (the “General Partner”) and Industrial Property Advisors LLC (the “Advisor”) entered into that certain Amendment No. 2 to Amended and Restated Agreement, dated as of January 28, 2016 (the “Amendment”). The General Partner and the IPT Limited Partner (collectively, the “IPT Partners”) are wholly-owned subsidiaries of Industrial Property Trust Inc. (the “Company”). Pursuant to the Amendment, the General Partner and the Advisor have agreed to increase the portion of any incentive distributions paid to the General Partner by the BTC Partnership that the General Partner will pay or cause to be paid to the Advisor from an amount equal to 40% of the percentage interest of the BTC Partnership held by partners other than the IPT Partners to an amount equal to 60% of the percentage interest of the BTC Partnership held by partners other than the IPT Partners.

Item 8.01	Other Events

On January 28, 2016, the IPT Limited Partner sold and assigned to the BCIMIC USA Limited Partner a portion of its interest in the BTC Partnership equal to a 31.0% interest in the BTC Partnership for a purchase price equal to $58.6 million pursuant to that certain Interest Purchase Agreement previously described in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on January 4, 2016.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amendment No. 2 to Amended and Restated Agreement, dated as of January 28, 2016, by and between IPT BTC I GP LLC and Industrial Property Advisors LLC

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements that are based on the Company’s current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties, including, without limitation, those risks set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, as amended or supplemented by the Company’s other filings with the Securities and Exchange Commission. Although these forward looking statements reflect management’s belief as to future events, actual events or the Company’s investments and actual results of operations could differ materially from those expressed or implied in these forward looking statements. To the extent that the Company’s assumptions differ from actual results, the Company’s ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements. The Company cannot assure you that it will attain its investment objectives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDUSTRIAL PROPERTY TRUST INC.

February 3, 2016	By:	/s/ THOMAS G. MCGONAGLE
	Name:	Thomas G. McGonagle
	Title:	Chief Financial Officer

EXHIBIT INDEX

10.1	Amendment No. 2 to Amended and Restated Agreement, dated as of January 28, 2016, by and between IPT BTC I GP LLC and Industrial Property Advisors LLC